FOR IMMEDIATE RELEASE

                                                                    EXHIBIT 99.1

        INFORMATION RESOURCES, INC. ANNOUNCES THIRD QUARTER 2003 RESULTS,
                  PROVIDES FOURTH QUARTER & FULL YEAR GUIDANCE

CHICAGO, October 22, 2003 -- Information Resources, Inc. (NASDAQ:IRIC) today reported results for the third quarter 2003.

THIRD QUARTER 2003 RESULTS

For the quarter ended September 30, 2003, IRI reported a net loss of $0.1 million or $.00 per share compared to net income of $0.9 million or $.03 per share for the third quarter of 2002. Results for the 2003 third quarter include severance-related restructuring charges of $0.7 million, transaction costs of $1.6 million related to Gingko Acquisition Corp.'s tender offer for all of the outstanding shares of IRI common stock, and the write-down of certain international data costs of $0.8 million.

Third quarter consolidated revenues of $136.0 million were 3% lower than prior year. U.S. revenues of $94.8 million were 9% below the same period last year, reflecting the previously announced decision of Procter & Gamble (P&G) to not renew its U.S. contract with IRI beginning with the third quarter. International revenues of $41.3 million were 13% higher than prior year or 2% higher in local currencies.

"IRI's third quarter earnings reflect the full impact of the loss of the Procter & Gamble business. However, our ongoing efforts to reduce expenses in both the U.S. and Europe and improved performance in Germany have helped offset the margin impact of the lost P&G business," said IRI Chairman and CEO Joe Durrett.

YEAR-TO-DATE 2003 RESULTS

For the nine months ended September 30, 2003, the Company reported near breakeven results. This compares to a net loss of $8.2 million or $.28 per share for the same period last year. Year-to-date 2003 results include severance-related restructuring charges of $3.0 million, transaction costs related to the proposed tender offer for IRI of $2.3 million, and one-time charges related to the write-down of certain data-related assets of $2.0 million. Year 2002 results include restructuring charges of $7.2 million and a charge of $7.1 million due to a change in the accounting treatment for goodwill.

Consolidated revenues of $416.1 million for the nine months ended September 30, 2003 were 1% higher than prior year. U.S. revenues of $296.6 million were 4% lower than the same period last year while International revenues of $119.5 million were 14% higher than prior year, but 1% lower in local currencies.









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IRI ANNOUNCES THIRD QUARTER 2003 RESULTS
October 22, 2003
PAGE 2


THIRD QUARTER 2003 U.S. OPERATING RESULTS

For the third quarter 2003, IRI's U.S. business reported operating profit of $4.1 million on revenue of $94.8 million. This compares to operating profit of $5.2 million on revenue of $104.2 million for the third quarter of 2002.

Most of the revenue decline of $9.4 million, or 9%, was due to the loss of the P&G business, which became effective with the third quarter of 2003. The impact of this loss was felt in both Retail Tracking, which represents 73% of U.S. revenue, and Panel and Analytics, which represents 22% of U.S. revenue. Compared with third quarter a year ago, Retail Tracking declined by 6% while Panel and Analytics declined by 13%. However, U.S. expenses were reduced by 8% versus prior year, partially offsetting the revenue decline. IRI continues to aggressively manage expenses across the business through outsourcing and process and technology improvements.

Excluding the impact of P&G, IRI's U.S. Retail Tracking revenue grew 1% for the quarter. As of the end of the third quarter 2003, 17 of IRI's top 25 U.S. Retail Tracking clients are under contract through 2004 or beyond and 7 have committed to IRI and are in the final stages of negotiation for new multi-year agreements. Panel and Analytics reported a 4% decline in revenue excluding the impact of P&G, primarily the result of decreased demand for IRI's proprietary BehaviorScan testing service. The other principal components of Panel and Analytics, syndicated and custom household panels and modeling, continue to perform well.


THIRD QUARTER 2003 INTERNATIONAL OPERATING RESULTS

For the third quarter 2003, IRI's International operations reported an operating loss of $0.4 million on revenue of $41.3 million. This result includes the write-down of $0.8 million of certain data-related costs. For the third quarter of 2002, the Company reported an operating loss of $2.0 million on revenue of $36.4 million.

The improved performance versus 2002 is driven by a combination of increased revenue and lower expenses. In local currency, revenue grew 2% versus prior year, while expenses declined 2%. Improvements in the German business account for much of the overall improvement in International results. While IRI continues to lose money in Germany, those losses have been reduced as the Company stabilizes its operations and begins to rebuild lost revenue. In IRI's other European markets, revenue growth continues to be a challenge; however, cost reduction actions taken earlier this year have helped enhance European profitability.

THIRD QUARTER 2003 CORPORATE EXPENSES

Corporate expenses for the third quarter ended September 30, 2003 were $2.7 million, including $1.6 million of transaction costs related to the pending tender offer for all of the outstanding shares of IRI common stock.

IRI ANNOUNCES THIRD QUARTER 2003 RESULTS
October 22, 2003
PAGE 3


FOURTH QUARTER GUIDANCE AND FULL YEAR 2003 OUTLOOK

IRI expects 2003 fourth quarter earnings per share to be similar to the third quarter and in the range of $.00 to $.02. Fourth quarter guidance assumes no restructuring or other significant one-time charges and $0.5 million of transaction expenses related to the pending tender offer.

For the full year, the Company expects to report earnings before interest and taxes of $1.0 million to $2.0 million and earnings per share of $.00 to $.02. This includes severance- related restructuring charges of $3.0 million, transaction costs related to the proposed tender offer of $2.8 million, and the write-down of certain data-related assets of $2.0 million.

TENDER OFFER

Information Resources, Inc. has entered into a definitive agreement to be acquired by a newly formed corporation owned by Symphony Technology II-A, L.P., a leading investor in enterprise software and related business services, and Tennenbaum & Co., LLC, a private investment firm. For more information on the tender offer, visit the IRI web site at www.infores.com/public/global/investors/ or contact MacKenzie Partners, Inc., the Information Agent for the transaction, at (800) 322-2885.

ABOUT IRI

Information Resources, Inc. is a leading provider of UPC, scanner- and panel-based business solutions to the consumer packaged goods (CPG) and healthcare industries, offering services in the U.S., Europe and other international markets. The Company supplies CPG and pharmaceutical manufacturers, retailers, and brokers with information and analysis critical to their sales, marketing, and supply chain operations. IRI provides services designed to deliver value through an enhanced understanding of the consumer to a majority of the Fortune 500 companies in the CPG industry. More information is available at www.infores.com.

FORWARD LOOKING STATEMENTS

Certain matters discussed above are forward-looking statements that are subject to risks and uncertainties that could cause actual results to differ materially from those anticipated. These risks and uncertainties are described in reports and other documents filed by the Company with the Securities and Exchange Commission including the Company's Annual Report on Form 10-K for the year 2002.


Detailed results to follow.

IRI ANNOUNCES THIRD QUARTER 2003 RESULTS
October 22, 2003
PAGE 4


                  INFORMATION RESOURCES, INC. AND SUBSIDIARIES
                    CONDENSED CONSOLIDATED OPERATING RESULTS
                                   (UNAUDITED)
                      (IN THOUSANDS, EXCEPT PER SHARE DATA)

                                                                              THREE MONTHS ENDED             NINE MONTHS ENDED
                                                                                  SEPTEMBER 30,                 SEPTEMBER 30,
                                                                          -------------------------       -------------------------
                                                                             2003           2002            2003             2002
                                                                          ---------       ---------       ---------       ---------
Revenues                                                                  $ 136,029       $ 140,561       $ 416,061       $ 413,512
Costs and expenses
   Operating expenses                                                      (122,854)       (127,190)       (377,708)       (373,321)
   Selling, general & administrative expenses                               (12,214)        (11,931)        (34,560)        (34,938)
   Special charges, net                                                        (727)             --          (2,999)         (7,152)
                                                                          ---------       ---------       ---------       ---------

Operating income (loss)                                                         234           1,440             794          (1,899)

   Equity in earnings (losses) of affiliated
     companies                                                                  (10)            246            (118)            512
   Minority interest (expense) benefit                                           (3)             --              61             395
   Interest expense and other, net                                             (383)           (195)           (794)           (395)
                                                                          ---------       ---------       ---------       ---------

Income (loss) before income taxes                                              (162)          1,491             (57)         (1,387)

Income tax (expense) benefit                                                     71            (641)             25             239
                                                                          ---------       ---------       ---------       ---------
Income (loss) before cumulative
   effect of accounting change                                                  (91)            850             (32)         (1,148)

Cumulative effect of accounting change --
   impairment of goodwill                                                        --              --              --          (7,065)
                                                                          ---------       ---------       ---------       ---------
Net income (loss)                                                         $     (91)      $     850       $     (32)      $  (8,213)
                                                                          =========       =========       =========       =========

Net income (loss) per common share before cumulative effect of
   accounting change -- basic                                             $      --       $     .03       $      --       $    (.04)
                                                                          =========       =========       =========       =========

Net income (loss) per common share -- basic                               $      --       $     .03       $      --       $    (.28)
                                                                          =========       =========       =========       =========

Net income (loss) per common and common equivalent share
  before cumulative effect of accounting change -- diluted                $      --       $     .03       $      --       $    (.04)
                                                                          =========       =========       =========       =========

Net income (loss) per common and common
   equivalent share -- diluted                                            $      --       $     .03       $      --       $    (.28)
                                                                          =========       =========       =========       =========

Weighted average common shares -- basic                                      30,272          29,579          29,969          29,534
                                                                          =========       =========       =========       =========

Weighted average common and
   common equivalent shares -- diluted                                       30,272          29,920          29,969          29,534
                                                                          =========       =========       =========       =========

Additional results follow.

IRI ANNOUNCES THIRD QUARTER 2003 RESULTS
October 22, 2003
PAGE 5


                  INFORMATION RESOURCES, INC. AND SUBSIDIARIES
                      CONDENSED CONSOLIDATED BALANCE SHEET
                                 (IN THOUSANDS)


                                                    SEPTEMBER 30, 2003           DECEMBER 31, 2002
                                                    ------------------           -----------------
                                                       (UNAUDITED)
ASSETS

Cash and cash equivalents                                 $ 14,122                    $  8,968
Accounts receivable, net                                    67,924                      85,453
Prepaid expenses and other                                  12,848                      15,801
                                                          --------                    --------
    Total Current Assets                                    94,894                     110,222

Property and equipment, net                                 51,726                      63,379

Other assets, including investments                        193,838                     185,596
                                                          --------                    --------

    Total Assets                                          $340,458                    $359,197
                                                          ========                    ========

LIABILITIES AND STOCKHOLDERS' EQUITY

Current maturities of long-term debt                      $  3,367                    $  3,639
Accounts payable and accrued expenses                       84,199                     100,332
Deferred revenue                                            29,934                      36,247
                                                          --------                    --------
    Total Current Liabilities                              117,500                     140,218

Long-term debt                                               2,180                       4,495
Other liabilities                                            9,831                      10,812
Stockholders' Equity                                       210,947                     203,672
                                                          --------                    --------

    Total Liabilities and Stockholders' Equity            $340,458                    $359,197
                                                          ========                    ========




Additional results follow.

IRI ANNOUNCES THIRD QUARTER 2003 RESULTS
October 22, 2003
PAGE 6


                  INFORMATION RESOURCES, INC. AND SUBSIDIARIES
                      REVENUE AND OPERATING RESULTS SUMMARY
                                   (UNAUDITED)
                                 (IN THOUSANDS)


                                          THREE MONTHS ENDED                  NINE MONTHS ENDED
                                             SEPTEMBER 30,                       SEPTEMBER 30,
                                     ---------------------------         ---------------------------
                                       2003              2002              2003              2002
                                     ---------         ---------         ---------         ---------
REVENUE

   U.S. Services                     $  94,779         $ 104,202         $ 296,593         $ 309,009

   International Services               41,250            36,359           119,468           104,503
                                     ---------         ---------         ---------         ---------

      Total Revenues                 $ 136,029         $ 140,561         $ 416,061         $ 413,512
                                     =========         =========         =========         =========

OPERATING RESULTS*

   U.S. Services                     $   4,088         $   5,221         $  14,132         $  17,762

   International Services                 (403)           (2,020)           (4,993)           (7,659)

   Corporate expenses                   (2,737)           (1,515)           (5,403)           (3,943)
                                     ---------         ---------         ---------         ---------

   Operating results before
      special charges, net                 948             1,686             3,736             6,160

   Special charges, net                   (727)               --            (2,999)           (7,152)
                                     ---------         ---------         ---------         ---------

      Total Operating Results        $     221         $   1,686         $     737         $    (992)
                                     =========         =========         =========         =========



*     Includes equity in earnings of
      affiliated companies and minority
      interests; excludes interest and
      other, net, cumulative effect of
      accounting change and income
      taxes.



For further information, please contact:

    Andrew G. Balbirer, Executive Vice President and Chief Financial Officer
                     Mary K. Sinclair, Corporate Controller
             Kristin V. Van, Vice President Corporate Communications
              Information Resources, Inc., 150 North Clinton Street
                     Chicago, Illinois 60661, (312) 726-1221